UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 18, 2026 (May 14, 2026)
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2500 Bee Cave Road, Bldg One, Suite 200, Rollingwood, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Non-voting Common Stock, par value $.01 per share	EZPW	NASDAQ Stock Market	(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 — Other Events
On January 5, 2026, EZCORP, Inc. (“EZCORP”) announced the acquisition of a controlling interest in Founders One, LLC (“Founders”) and its subsidiaries, including Simple Management Group, Inc. (“SMG”). SMG, through its wholly-owned subsidiaries, owns and operates 107 pawn stores in the U.S. and 11 additional countries. That transaction was completed on January 2, 2026. Following the January 2026 transaction, on May 14, 2026, EZCORP purchased the remaining 12.3% of membership interests from the minority interest holder resulting in its sole ownership of 100% of Founders.
Further, on May 15, 2026, EZCORP, through Founders, acquired 1,360.65 shares of SMG from minority interest holders resulting in its ownership of 16,030.65 shares, or 93%, of SMG.
Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	May 18, 2026	By:	/s/ Timothy K. Jugmans
Timothy K. Jugmans
Chief Financial Officer